UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 31, 2007

                        Alternative Loan Trust 2007-HY9
                        -------------------------------
                      (Exact name of the issuing entity)
                 Commission File Number of the issuing entity:
                                333-140962-26

                                  CWALT, Inc.
                                  -----------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                             depositor: 333-140962

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                                87-0698307
                --------                                ----------
      (State or Other Jurisdiction                   (I.R.S. Employer
   of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                      91302
---------------------                                    ----------
(Address of Principal                                    (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01     Other Events.

On July 31, 2007, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2007-HY9. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On July 31, 2007, The Bank of New York, as supplemental interest trustee (in such capacity, the "Supplemental Interest Trustee") and Deutsche Bank AG, New York Branch (the "Swap Counterparty") entered into a swap contract (the "Certificate Swap Contract"), dated July 31, 2007, as evidenced by a confirmation (the "Certificate Swap Confirmation"). The Certificate Swap Confirmation is annexed hereto as Exhibit 99.2.

On July 31, 2007, the Supplemental Interest Trustee and the Swap Counterparty entered into a swap contract (the "Subordinated Certificate Swap Contract"), dated July 31, 2007, as evidenced by a confirmation (the "Subordinated Certificate Swap Confirmation"). The Subordinated Certificate Swap Confirmation is annexed hereto as Exhibit 99.3.

On July 31, 2007, the Supplemental Interest Trustee and the Swap Counterparty entered into a 1992 ISDA Master Agreement (Multicurrency - Cross Border) and Schedule (the "Schedule") and Credit Support Annex (the "Credit Support Annex") thereto (collectively, the "ISDA Master Agreement"), dated July 31, 2007. The ISDA Master Agreement is annexed hereto as Exhibit 99.4.

On July 31, 2007, the Supplemental Interest Trustee and Bear Stearns Financial Products Inc. (the "Corridor Counterparty") entered into a corridor contract (the "Subordinated Certificate Corridor Contract"), dated July 31, 2007, as evidenced by a confirmation (the "Subordinated Certificate Corridor Confirmation"). The Subordinated Certificate Corridor Confirmation is annexed hereto as Exhibit 99.5.

On April 27, 2006, the Company entered into an Item 1115 Agreement (the "Deutsche Bank Item 1115 Agreement"), dated as of April 27, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Swap Counterparty. The Deutsche Bank Item 1115 Agreement is annexed hereto as Exhibit 99.6.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Bear Stearns 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Corridor Counterparty. The Bear Stearns Item 1115 Agreement is annexed hereto as Exhibit 99.7.

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


Section 9     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Shell Company Transactions.

(d) Exhibits.

Exhibit No.       Description

   99.1 Pooling and Servicing Agreement, dated as of July 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 Certificate Swap Confirmation, dated July 31, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

   99.3 Subordinated Certificate Swap Confirmation, dated July 31, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

   99.4 ISDA Master Agreement, dated July 31, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

   99.5 Subordinated Certificate Corridor Confirmation, dated July 31, 2007, between the Supplemental Interest Trustee and the Corridor Counterparty.

   99.6 Deutsche Bank Item 1115 Agreement, dated as of April 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Swap Counterparty.

   99.7 Bear Stearns Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Corridor Counterparty.


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



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWALT, INC.



                                               By: /s/ Darren Bigby
                                                   ----------------------
                                               Name:  Darren Bigby
                                               Title: Executive Vice President



Dated:  August 23, 2007

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




                                 Exhibit Index
                                 -------------


Exhibit
-------

   99.1 Pooling and Servicing Agreement, dated as of July 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 Certificate Swap Confirmation, dated July 31, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

   99.3 Subordinated Certificate Swap Confirmation, dated July 31, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

   99.4 ISDA Master Agreement, dated July 31, 2007, between the Supplemental Interest Trustee and the Swap Counterparty.

   99.5 Subordinated Certificate Corridor Confirmation, dated July 31, 2007, between the Supplemental Interest Trustee and the Corridor Counterparty.

   99.6 Deutsche Bank Item 1115 Agreement, dated as of April 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Swap Counterparty.

   99.7 Bear Stearns Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Corridor Counterparty.


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